Supplement, dated May 15, 1997 to the prospectuses, dated May 1, 1997, of Seligman Capital Fund, Inc.,
                       Seligman Cash Management Fund, Inc.
                        Seligman Common Stock Fund, Inc.,
               Seligman Communications and Information Fund, Inc.,
                           Seligman Growth Fund, Inc.,
                                       and
                   Seligman Income Fund, Inc. (each a "Fund")


      The following supplements the information set forth in each Fund's prospectus under "Purchase of Shares".


      The minimum amount for initial investment in the Fund is $500 for investors who purchase shares of the Fund through Merrill Lynch's MFA or MFA Select programs.




 EQ2S-5/97